                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          ACT TELECONFERENCING, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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                                       1

                          ACT TELECONFERENCING, INC.
                        1658 Cole Boulevard, Suite 130
                            Golden, Colorado 80401
                         303-235-9000 or 800-228-2554

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held June 15, 2000

Dear Shareholders:

     The annual meeting of shareholders of ACT Teleconferencing, Inc. will be held at our offices located at 1658 Cole Boulevard, Suite 130, Golden, Colorado 80401, on Thursday, June 15, 2000, at 10:00 a.m., local time, for the following purposes:

          1. To elect one director of the company to serve until the 2003 annual meeting of shareholders or until his respective successor is elected and qualified;

          2.   To approve our Stock Option Plan of 2000;

          3. To ratify the appointment of Ernst & Young LLP as our independent accountants for the fiscal year ending December 31, 2000; and

          4. To transact any other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

     Your board of directors recommends that you vote in favor of the proposed director described in the proxy statement, for the approval of the Stock Option Plan of 2000, and for the ratification of the appointment of Ernst & Young LLP as our independent accountants.

     At the meeting, we will also report on our 1999 business results and other matters of interest to shareholders.

     To ensure your representation at the annual meeting, you are urged to vote as soon as possible according to the instructions on your proxy card, by Internet, telephone, or by completing, signing, dating, and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with your instructions. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

     The approximate date of mailing this notice of annual meeting of shareholders and accompanying proxy statement is May 15, 2000.

                                    By Order of the Board of Directors



                                    /s/ Gerald D. Van Eeckhout
                                    Chairman of the Board and Chief Executive
                                    Officer

                                PROXY STATEMENT
                         INFORMATION REGARDING VOTING

Time and place of meeting

     The board of directors of ACT Teleconferencing, Inc. provides this notice of annual meeting and proxy statement in connection with the solicitation of proxies, to be used at the annual meeting of shareholders. The annual meeting will be held at 10:00 a.m., mountain daylight time on Thursday, June 15, 2000, at our headquarters and principal executive offices, located at 1658 Cole Boulevard, Suite 130, Golden, Colorado, USA 80401, international telephone:
+1-303-235-9000 and facsimile: +1-303-233-0895, for the purposes shown below.

About this proxy/Revocation of proxy

     Our board of directors is soliciting this proxy. We will bear the cost of this solicitation and of conducting the meeting. The person giving this proxy has the power to revoke it by attending the meeting and voting his or her shares at that time.

Record date/Outstanding shares

     Our board of directors has fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and entitled to vote at the annual meeting. As of that date there were 4,828,374 shares of common stock issued and outstanding.

Quorum

     A quorum for the annual meeting is a majority of the outstanding shares of common stock, whether in person or by proxy, at the annual meeting.

Voting procedures

     You are entitled to one vote for each share of common stock you hold. With regard to the nominated directors, a majority vote of shareholders of common stock, either in person or by proxy, is required to elect the individual as director. Cumulative voting is not allowed. With regard to the other proposals, a majority vote of shareholders of common stock is required, either in person or by proxy, to approve the proposals.

     If your shares are represented by proxy, they will be voted in accordance with your directions. If your proxy is authorized or signed and returned without any direction given, your shares will be voted according to our recommendation.

     Votes will be tallied manually at the meeting. Formal abstentions will count for purposes of forming a quorum of the shareholders, but will not count toward a majority vote. Broker non-votes will have no effect on the proposals to be voted on at the annual meeting because they will not represent votes cast at the annual meeting for the purpose of voting on the proposals.

     If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting, except for any proxies that have at that time effectively been revoked or withdrawn, despite the fact that they may have been effectively voted on the same or any other matter at a previous meeting.

     Your vote is very important to us. If you will not be able to attend the annual meeting, please take a moment to complete your proxy and submit it as instructed.

Other matters

     We are not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in this notice of annual meeting of shareholders and the accompanying proxy statement. If any other matters are properly brought before the annual meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

                        ACTION TO BE TAKEN UNDER PROXY

Proposal 1.  Election of directors

     Our articles of incorporation, and their amendments, set the maximum number of directors at nine with our board determining the exact number from time to time within limitation of nine. Each class is elected for a term expiring at the annual meeting of shareholders in the third year after the election. Our board has established the size of the board at six members, three classes of two members each. Currently there are five members and one vacancy.

     Our personnel and compensation committee will consider nominees to the board of directors that our shareholders recommend. A shareholder desiring to submit a recommendation should send it to us in a letter addressed to the chair of the personnel and compensation committee, currently James F. Seifert.

     In 1997, James F. Seifert was elected as a Class II director for a three year term expiring 2000. In 1998 Gerald D. Van Eeckhout and Ronald J. Bach were elected as Class I directors in 1998 to serve a three year term expiring 2001. In 1999, Carolyn R. Van Eeckhout and Donald L. Sturtevant were elected as Class III directors to serve a three year term expiring 2002.

     James F. Seifert has been nominated for election as Class II director to serve a three year term expiring in the year 2003. There is no nominee for the vacancy in the other Class II directorship. Management has no reason to believe that any nominee will not serve if elected. Discretionary authority is, however, reserved to vote for a substitute, should any nominee be unable or unwilling to serve.

     Our board of directors recommends a vote "For" James F. Seifert to serve as a Class II director.

Proposal 2. Approval of Stock Option Plan of 2000

     In 1991 we adopted our Stock Option Plan of 1991, which authorized the grant of options on 400,000 shares of our common stock. In 1996 we adopted the Stock Option Plan of 1996, authorizing another 400,000 options which was later amended to 800,000 options. All options in the two plans have been granted. To continue to provide our personnel, outside directors, advisors, or consultants with incentives to provide us with their maximum effort, our board recommends the adoption of the Stock Option Plan of 2000 (the "2000 Plan"), which will authorize the grant of 200,000 options. The 2000 Plan will also assist us in attracting and retaining the most qualified personnel.

     The following discussion summarizes and describes the features of the 2000 Plan, but you should carefully read the entire 2000 Plan that is attached to this proxy statement.

Administration and terms
------------------------

     A committee of two or more directors that our board of directors will appoint will administer the 2000 Plan. If the board does not appoint a committee to administer this 2000 Plan, then the board will constitute the committee. The personnel and compensation committee of the board of directors currently serves as the committee that administers the 2000 Plan, all of whose members are "disinterested directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The committee has the exclusive power to make awards under the 2000 Plan, to determine when and to whom awards will be granted, and the form, amount, and other terms and conditions of each award. The committee may delegate all or part of its responsibilities under the 2000 Plan to our chief executive officer for granting and administering awards granted to persons other than persons who are then subject to the reporting requirements of Section 16 of the Exchange Act. The 2000 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards.

     All our employees and employees of our affiliates are eligible to receive awards under the 2000 Plan at the discretion of the committee. The committee may also grant awards other than incentive stock options to individuals who are not employees or outside directors but who provide services to us or our affiliates as an advisor or consultant. We currently have approximately 300 employees eligible to receive awards under the 2000 Plan.

     The types of awards that may be granted under the 2000 Plan include incentive and non-statutory stock options.

     Incentive and Non-statutory Stock Options. Stock options may be granted to recipients at exercise prices with expiration dates as the committee may determine. The exercise price of incentive stock options may not be less than fair market value on the date the option is granted, and the exercise price of a non-statutory stock options may not be less than 85% of fair market value. An incentive stock option shall not be exercisable more than ten years after the date of grant.

     The purchase price payable upon exercise of options may be payable in cash, through a reduction of the number of shares of common stock delivered to the participant upon exercise of the option, by the shareholder's delivery of unencumbered stock the participant already owns, a combination of cash and stock, or as provided in the applicable award agreement.

     The employee may exercise the options only during his or her employment and, under specified circumstances, for three months after termination of employment. If the employee becomes disabled or dies, the individual or his or her legal representative has one year after termination of employment or death, or until the expiration date of the options, whichever is earlier, to exercise the options.

     The 2000 Plan will remain in effect until all stock under the 2000 plan is distributed or all awards have expired or lapsed, whichever occurs later, or the 2000 Plan is terminated. The number of shares purchasable and the exercise price may be adjusted under antidilution provisions upon the occurrence of specified fundamental changes such as stock dividends, stock splits, or other relevant change in our capital structure.

Summary of Federal Income Tax Consequences
------------------------------------------

     Incentive Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2000 Plan. If statutory employment and holding period conditions are satisfied before the recipient disposes of shares of our common stock acquired by the exercise of an option, then no taxable income will result upon the exercise of the option, and we will not be entitled to any deduction in connection with the exercise. Upon disposition of the shares of our common stock after expiration of the statutory holding periods, any gain or loss a recipient will realize will be a capital gain or loss. We will not be entitled to a deduction with respect to a recipient's disposition of the shares of our common stock after the expiration of the statutory holding periods.

     Except in the event of death, if a recipient disposes of shares of our common stock acquired upon the exercise of an incentive stock option before the expiration of the statutory holding periods (a "disqualifying disposition"), the recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on the disposition, equal to the difference between the exercise price and the fair market value of the shares of our common stock on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss. If the recipient pays the option price with shares of our common stock that were originally acquired by the exercise of an incentive stock option and the statutory holding periods for the shares of our common stock have not been met, the recipient will be treated as having made a disqualifying disposition of the shares of our common stock, and the tax consequences of the disqualifying disposition will be as described above.

     The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

     Non-statutory Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time a non-statutory stock option is granted under the 2000 Plan. At the time of exercise of a non-statutory stock option, the recipient will realize ordinary income, and we will be entitled to a deduction equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares of our common stock, any additional gain or loss the recipient realizes will be taxed as a capital gain or loss.

     Our board of directors recommends a vote "For" approval of the 2000 Plan attached to this proxy statement.

Proposal 3.  Approval of selection of auditors

     Upon recommendation of our audit committee, our board has selected Ernst & Young LLP, certified public accountants, as independent auditors for the fiscal year ending December 31, 2000. That firm has acted as our independent auditors for the past three (3) years and the board considers it highly qualified. Our board of directors wishes to submit the selection of Ernst & Young LLP for shareholders' approval at the meeting. If the shareholders do not give approval, the board will reconsider its selection.

     A representative from Ernst & Young LLP is expected to be available at the annual shareholders meeting and will have an opportunity to make a statement if the representative so desires. The representative is expected to be available to respond to appropriate questions.

     Our board of directors recommends a vote "For" ratification of the appointment of Ernst & Young LLP as our independent accountants for the fiscal year ending December 31, 2000.

Matters not required to be submitted

     Our board may consider other appropriate matters that come to the attention of the board between the time of preparation of this proxy statement and the date of the annual meeting. Our board does not anticipate that any of these matters will arise.

               SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information known to us as of March 31, 2000 regarding beneficial ownership of our common stock, ownership of 5% or more of our outstanding common stock. Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options that are exercisable within 60 days following March 31, 2000. Shares issuable from stock options are deemed outstanding for computing the percentage of the person holding the options but are not outstanding for computing the percentage of any other person.

     Unless otherwise noted, shares are under the sole voting and investment power of the indicated person.

        Name and Address of Beneficial Owner           Material Relationship with ACT    Shares of Common Stock Beneficially Owned
        ------------------------------------           ------------------------------    -----------------------------------------
                                                                                                Number                 Percentage
                                                                                                ------                 ----------
Gerald D. and Carolyn R. Van Eeckhout(1)..........  Officers and Directors                      611,000                   15.4%
James F. Seifert(1) (2)...........................  Director                                    228,950                    5.4%
Nikos Moschos(3)..................................  Shareholder                                 466,236                    9.7%
Katerina Scordou(4)...............................  Shareholder                                 307,440                    6.4%
Katerina Kopsida(5)...............................  Shareholder                                 358,100                    7.5%
Alexandros Makris(6)..............................  Shareholder                                 240,000                    5.0%
All Directors and executive officers as a group
 (11 persons).....................................                                              967,078                   23.4%

___________

(1)  1658 Cole Boulevard, Suite 130, Golden, Colorado 80101.

(2)  Held jointly with his spouse, Nancy Seifert.

(3) Agiou Konstaninou 40, 2nd Floor, Marousi, Athens 15124, Greece; 307,440 of these shares are held by Mr. Moschos and Katerina Scordou (his spouse) and 158,796 shares are held by Euro-American Securities SA, a company he controls.

(4) Agiou Konstaninou 40, 2nd Floor, Marousi, Athens 15124, Greece; held with Nikos Moschos (her spouse).

(5)  9, Leonidiou Street, Nea Kiffisia, Athens 14562, Greece.

(6)  Orfeos 13, Rodon Ekali, Athens 14565, Greece.

                     OUR DIRECTORS AND EXECUTIVE OFFICERS

Executive officers and directors

     Officers receive salaries the officer and the board agree upon and are eligible for performance incentives the board may determine from time to time.

     Our executive officers and directors since the beginning of the 1999 fiscal year are as follows:

Name                                  Age*                 Position
----                                  ----                 --------
Gerald D. Van Eeckhout..............    59   Chairman of the board; Chief executive officer
Gavin J. Thomson....................    42   Chief financial and planning officer, secretary and treasurer
Gene Warren.........................    47   Regional managing director, North America
Thierry Bignet......................    44   Regional managing director, Europe
Peter Eeles.........................    42   Regional managing director, Asia Pacific
David L. Holden.....................    38   Managing director, ACT Teleconferencing Limited, UK
Charles T. Stout....................    53   Director of global projects, assistant secretary and assistant treasurer
Carolyn R. Van Eeckhout.............    62   Vice president, human resources, and director
James F. Seifert....................    71   Director
Ronald J. Bach......................    66   Director
Donald L. Sturtevant................    62   Director

*    Age is as of April 14, 2000

     Gerald D. Van Eeckhout, one of our founders, has been chairman of our board of directors and chief executive officer since our formation in 1989. He has served as a director and chairman since 1989, and his current term as a director ends in 2001. From 1982 to 1989, Mr. Van Eeckhout was president, chief executive officer, and a director of ConferTech International, Inc., a teleconferencing services and manufacturing company, which was subsequently sold to Global Crossing. Before 1982 he served seven years as chief financial and administrative officer of Medtronic, Inc., five years as chief financial and planning officer at Pillsbury International Division, and eight years as a certified public accountant with Touche Ross & Co., based in Minneapolis, Minnesota. He received a bachelor of science degree from the University of North Dakota in 1962, and completed the Stanford Executive Program in 1976. He has also been a national director of the American Electronic Association and President of the University of North Dakota Foundation.

     Gavin J. Thomson, our chief financial and planning officer, secretary, and treasurer, joined us in February 1997. From 1994 to 1996, Mr. Thomson served as managing director of TEK Corporation, a consumer electronics company based in Johannesburg, South Africa. Before holding that position he was the chief financial officer of TEK Electronics, then one of the largest consumer appliance companies in South Africa, for a period of four years. He is a chartered accountant (South Africa) and received his bachelor's and post-graduate degrees in accounting from Natal University, South Africa; earned his master's degree in business administration from the University of Denver; and completed the Stanford Business School Advanced Management College.

     Gene Warren, our regional managing director of North America operations since 1997, joined us in August 1996. Mr. Warren came to us with over 20 years of executive and technical experience in telecommunications. From 1993 to 1996, Mr. Warren served as senior vice president of business development, operations, and technology at Global Access, a teleconferencing services company Genesys Group later acquired. Before his employment by Global Access, he served as director of technical services for ConferTech International and senior director of technical support for MCI. Mr. Warren received a bachelor of science degree in physics and mathematics from Clark Atlanta University in 1975. He also holds a master's degree in business administration from Regis University.

     Thierry Bignet, our regional managing director of European operations, joined us in November 1997. From 1990 to 1995, he was the founder and senior consultant of Carta France, an independent business consultant in Europe to companies such as Volvo and Peugeot. From 1995 to 1997, Mr. Bignet was chairman and CEO of Genesys Group, then a leading European provider of unattended teleconferencing services. He holds a Master of Business Administration degree from Ecole Superieure des Dirigeants d'Enterprises (Paris) and an undergraduate degree in engineering from Institut National d'Informatique de Gestion (Paris).

     Peter Eeles currently our regional managing director of Asia-Pacific operations, joined us in February 1997. From 1994 to 1997, he was director of CSG Systems, a telecommunications systems company based in Sydney, Australia. Before 1994 he worked for Telstra, an Australian telecommunications company, in various technical, sales, and marketing functions. He is a telecommunications engineer and holds a degree in electronics.

     David L. Holden has been the managing director of ACT Teleconferencing Limited since 1992. Immediately before joining us, he was employed for seven years with British Telecommunications as general manager of its audio teleconferencing service business in London. Mr. Holden received a bachelor of science degree in business administration from the University of Wales.

     Charles T. Stout has held the position of director of global projects since 1998. He was also our treasurer from 1991 until 1996, and served as vice president of finance for U.S. operations from 1996 to 1998. In 1998, he became assistant secretary and assistant treasurer. From 1985 to 1990, Mr. Stout was vice president of finance for ConferTech International, Inc., an audio teleconferencing service and manufacturing company. From 1991 to 1992, Mr. Stout held an accounting management position with Capital Associates International, Inc., and from 1992 to 1995, the Resolution Trust Corporation engaged Mr. Stout as an accountant. He holds a bachelor's degree and a master's degree in accounting and management science from the University of Colorado.

     Carolyn R. Van Eeckhout, one of our founders, serves as vice president of human resources for ACT Teleconferencing, Inc. She has been one of our directors since 1991 and she has been employed with us since our inception. From 1985 to 1989, she was a self-employed consultant to various health professionals and the Denver Public Schools. She received her bachelor's degree in education from Pennsylvania State University. Her current term as a director ends 2002.

     James F. Seifert, one of our directors since 1991, has been chairman and chief executive officer of James F. Seifert & Sons LLC since 1993. Mr. Seifert was previously chairman and chief executive officer of Grafton Group, Inc., doing business as Seifert's, a women's apparel chain that operated up to 234 stores. Mr. Seifert received his bachelor of science degree in commerce from the University of North Dakota in 1950. He is a former president of the University of North Dakota Foundation. His current term as a director ends in 2000.

     Ronald J. Bach, a director since 1992, is a certified public accountant who was employed continuously by the firm of Deloitte and Touche from 1955 until his retirement in 1991 at which time he was partner in charge of its Bloomington, Minnesota office. He holds a bachelors degree in business administration from the University of Minnesota, and serves as a director of a number of privately held companies in which he has an ownership interest. His current term as a director ends in 2001.

     Donald L. Sturtevant was elected as one of our directors in 1996. His current term as a director ends in 2002. Since 1996, he has been the chief operating officer and a director of St. Croix Medical, Inc., a medical implantable hearing systems company. He was president and chief executive officer of MediVators, Inc. from 1991 through 1996. Previously, he held the positions of CEO and chairman of the board of BallistiVet, Inc., from 1988 through 1990. From 1985 through 1987 Mr. Sturtevant was vice president of Alpha Business Group, Inc., a medical venture management group which he co-founded. From 1972 to 1985 Mr. Sturtevant held various positions at Medtronic, Inc., including vice president and general manager of the instrument division. Mr. Sturtevant received a bachelor of science degree in business administration from the University of Minnesota in 1966 and is a 1975 graduate of Northwestern University's International Management Program in Bergenstock, Switzerland.

     Gerald D. Van Eeckhout and Carolyn R. Van Eeckhout are husband and wife. All officers serve at the discretion of our board of directors.

Board of directors meetings

     Our management is under the direction of the board of directors. Meetings are held periodically, but no less frequently than quarterly, and are usually conducted by audio teleconference. Directors are elected in classes of two members each for three-year terms for a total of six directors. Our board of directors is presently composed of five individuals and has one vacancy. Our board of directors held 14 meetings during 1999. No director attended less than 75% of the board of director meetings or less than 75% of committee meetings on which the director served.

Board of directors committees

     Our board of directors has a standing audit committee and a standing personnel and compensation committee, which also serves as a nominating committee. The audit committee is responsible for the selection and evaluation of performance of our outside accountants and for duties outlined in the audit committee's charter. The personnel and compensation committee has the following responsibilities: (1) review executive performance and compensation; (2) manage stock option grants; and (3) nominate board members. The audit committee is composed of Ronald Bach as chair, with James Seifert and Donald Sturtevant as members. The personnel and compensation committee is composed of James Seifert as chair, with Ronald Bach and Donald Sturtevant as members. Each of these committees held three meetings during 1999.

     Our executive officers are elected by, and serve at the pleasure of our board of directors. None of the officers or directors are parties to any non-competition agreements, nondisclosure agreements, or other restrictions on their employment with us as the result of their prior employment or other relationship with prior employers, including our competitors in the services segment or the equipment segment of the teleconferencing industry.

                    RELATED PARTY TRANSACTIONS DURING 1999

     In 1999 the following officers purchased 8,915 shares through the employer stock purchase plan:

                                       Shares
                                       ------
Thierry Bignet                           786
Peter Eeles                            1,941
Charles Stout                             70
Gavin Thomson                          3,294
Gene Warren                            2,824

Options and warrants

     Various officers, directors, and subsidiary officers and shareholders have been granted options and warrants to purchase shares of our common stock. See Executive Compensation -- Stock Options.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information regarding compensation we paid to our chief executive officer and our four most highly compensated executive officers who were serving as executive officers at the end of fiscal years ended December 31, 1999; December 31, 1998; and December 31, 1997. All amounts are in U.S. dollars.

                                                                         Long-term compensation
                                                                       --------------------------
                                                  Annual compensation
                                                  -------------------
                                                                                 Awards
                                                                                 ------
                                          Fiscal                               Securities                  All other
Name                                       year    Salary     Bonus       underlying options(1)           compensation
----                                       ----    ------     -----       ---------------------           ------------
Gerald D. Van Eeckhout                      1999   $160,000  $ 36,320                100(2)              $18,771(3)(4)
                                            1998    120,000    87,752             50,000(5)               18,771(3)(4)
                                            1997    120,000    54,816            150,000(6)
Gavin J. Thomson                            1999    140,000     5,091             10,100(2)(7)             4,800(4)
                                            1998    120,000     3,616                                      4,800(4)
                                            1997    100,000                      100,000(8)
Gene Warren                                 1999    145,000   173,982             20,100(2)(7)             6,418(4)
                                            1998    120,000    43,342
                                            1997     96,081    39,835            100,000(9)
Thierry Bignet                              1999    140,000    30,599              5,100(2)(7)             6,000(4)
                                            1998    120,000     4,898             50,000(10)               6,000(4)
David L. Holden                             1999    112,000    27,600                100(2)               17,280(4)
                                            1998    106,000    20,343             15,000(11)
                                            1997     80,000    51,320             45,000(11)

(1)  All options are for the purchase of common stock.

(2) 100 options granted on December 1, 1999, at an exercise price of $7.00 per share. These options expire December 1, 2009 and vest at 25% per year.

(3) Includes an annual disability insurance premium payment of $1,971 per year and a split dollar life insurance policy premium of $12,000 per year.

(4)  Includes car allowances.

(5) 50,000 options granted on December 22, 1998, at an exercise price of $6.05 per share. These options vest at 50% per year.

(6) Includes 100,000 options granted on November 1, 1996, at an exercise price of $3.03 per share; 50,000 options granted on September 3, 1996, at an exercise price of $3.03 per share. These options vest at 25% per year.

(7) On June 10, 1999, Thomson received a grant of 10,000 options; Bignet received a grant of 5,000 options; and Warren received a grant of 20,000 options, all at an exercise price of $4.25 per share. These options are only valid if our closing bid price is $20 or more for a minimum of ten days before June 10, 2002; however, they will vest immediately in this circumstance.

(8) Includes 50,000 options granted on February 15, 1997, at an exercise price of $3.00 per share; 25,000 options granted on June 18, 1997, at an exercise price of $5.00 per share; and 25,000 options granted on December 30, 1997, at an exercise price of $6.00 per share. These options vest at 25% per year.

(9) Includes 50,000 options granted on November 1, 1996, at an exercise price of $2.75 per share; 25,000 options granted on June 18, 1997, at an exercise price of $5.00 per share; and 25,000 options granted on December 30, 1997, at an exercise price of $6.00 per share. These options vest at 25% per year.

(10) 50,000 options granted on December 30, 1997, at an exercise price of $6.00 per share. These options vest at 25% per year.

(11) Includes 45,000 options granted on July 1, 1996, at an exercise price of $3.00 per share; 4,500 options granted on December 30, 1997, at an exercise price of $6.00 per share; and 10,500 options granted on July 1, 1998, at an exercise price of $9.00 per share. These options vest at 25% per year.

Stock option grants

     The following two tables provide information concerning stock option grants to our chief executive officer and our four most highly compensated executive officers during 1999:

                         Option grants in fiscal 1999

                                                                                               Potential realizable value at
                                                                                               assumed annual rates of stock
                                                                                              appreciation for option term(1)
                                                                                              -------------------------------
                                                        Individual grants
                                                        -----------------
                                Number of       Percentage of
                                securities      total options     Exercise
                             options granted  employees in last     price     Expiration
Name                             position        fiscal year      ($/share)     date               5%            10%
----                             --------        -----------      ---------     ----               --            ---
Gerald D. Van Eeckhout            none                0%            n/a             n/a            n/a             n/a
Gene Warren...............      20,000(1)           9.8%           $4.25     June 10, 2002         n/a             n/a
Gavin J. Thomson..........      10,000(1)           4.9%           $4.25     June 10, 2002         n/a             n/a
Thierry Bignet............       5,000(1)           2.5%           $4.25     June 10, 2002         n/a             n/a
David L. Holden...........        none                0%            n/a             n/a            n/a             n/a

(1) This option grant becomes valid only if the closing bid price of our common stock is $20 or more for a minimum of ten consecutive days before June 10, 2002. No value will be realizable at a 5% appreciation rate (value of $4.4625 per share) or 10% appreciation rate (value of $4.675 per share), because the grant will not be effective until the $20 closing bid price condition is satisfied. In the quarter these options become valid, we will incur a compensation charge for the difference between the exercise price and the fair market value of the underlying shares.


          Aggregated options exercised in last fiscal year and Fiscal year-end option values

                                                                Number of securities
                                                               underlying unexercised       Value of unexercised
                                                                     options at             in-the-money options
                                                                 December 31, 1999          at December 31, 1999
                                                             --------------------------  --------------------------
                                  Shares
                                acquired on         Value
Name                              exercise        realized    Exercisable  Unexercisable  Exercisable  Unexercisable
----                            -----------       --------    -----------  -------------  -----------  -------------
Gerald D. Van Eckhout                     -              -        137,500         62,500    $607,875     $235,125
Gene Warren                               -              -         62,500         57,500     259,375      128,125
Gavin J. Thomson                          -              -         48,000         60,000     177,500      187,500
Thierry Bignet                            -              -         25,000         30,000      50,000       50,000
David L. Holden                           -              -         38,625         21,375     170,625       60,750

     Through December 31, 1999, the total increase in stock options granted in 1999 to the above executive officers, net of forfeiture and exercise, amounted to 35,000. The total number of stock options granted during 1999 was 221,700, bringing the total outstanding to 1,106,352.

Directors' fees

     We have adopted a compensation plan for our three non-executive directors which provides for payment of directors' fees in the form of stock options or stock grants. Under this plan, we granted stock options for a total of 15,000 shares in 1997, or 5,000 options for each of our three non-executive directors, at an exercise price of $5.00 per share; a total of 15,000 shares in 1998 at an exercise price of $9.00 per share; a total of 15,000 shares in 1999 at an exercise price of $5.25 per share; and a total of 15,000 shares at an exercise price of $8.00 per share in 2000. All options vest one year from the date of grant and expire ten years from the date of grant. In 2000, we made stock grants of 500 shares to each of our non-executive directors at a grant price of $8.00 per share.

Key employee insurance

     We maintain a key-employee life insurance policy on the lives of all of our senior executives in amounts ranging from $500,000 to $1.8 million; the major portion of proceeds are payable to us with the balance to the executive's estate. The intended purpose of these policies is to assist us in replacing these executives and in making other adjustments in operations if they die. Our United Kingdom subsidiary holds an additional life insurance policy on the life of David L. Holden, its managing director, in the amount of (Pounds)1,090,000, payable to the subsidiary. The proceeds are for the purpose of recruiting a successor, acquiring a portion of Mr. Holden's estate's ownership of 40% of the subsidiary's shares, and other adjustments to operations. We have the option to repurchase Mr. Holden's shares upon his death or disability.

Key employee agreements

     Our board adopted executive agreements with Gerald D. Van Eeckhout, Gene Warren, and Gavin J. Thomson as of April 1, 1999, and amended on July 26, 1999. If any person that is not our affiliate takes control of us, the takeover triggers the effective date of the executive agreements. Each executive agreement provides that the executive is entitled to a three-year employment agreement commencing on the effective date at the executive's regular salary and bonus. If the executive is dismissed without cause or leaves for good reason as defined under the agreement, the executive is entitled to three years' salary and a bonus that is determined according to the board of directors' bonus policy. Our board of directors has determined that the average compensation of these executives historically has been less than the compensation received for comparable responsibilities in other companies. Accordingly, our board has decided that actual compensation under these executive agreements may exceed limitations the Internal Revenue Code imposes on "parachute payments" if the compensation is triggered before April 1, 2002, and, therefore, these payments may not be fully deductible and to the extent they are not fully deductible, there will be a 20% excise tax. If the compensation is triggered on or after April 1, 2002, the amount will be limited to three times the average total compensation for each person over the preceding five years in accordance with Section 280G of the Code, will be deductible, and will not be subject to 20% excise tax.

     One of our founders, Gerald D. Van Eeckhout, also has executed a five-year employment agreement dated July 1, 1999, at a salary and bonus no less than the amount in effect upon execution of the agreement, which includes covenants prohibiting competition with us following the termination of his employment. This employment agreement ensures that the services of Mr. Van Eeckhout will be available to us, as the board of directors may determine, and will prohibit Mr. Van Eeckhout from engaging in activities on behalf of a competitor for two years following termination of his employment. The compensation committee of the board of directors annually reviews compensation under his agreement and includes medical insurance and other benefits available to employees generally. If a change in control occurs, as defined in the executive agreement, Mr. Van Eeckhout's executive agreement will prevail over the terms of his employment agreement, except that his benefits and spousal benefits for his wife, Carolyn
R. Van Eeckhout, including medical coverage, will continue for the balance of the five year term, and he will receive a minimum of two years compensation under the employment agreement.

     Our United Kingdom subsidiary has a service agreement with its managing director, David L. Holden, which the employer or employee may terminate on six months' notice. Under this agreement, Mr. Holden receives a base salary, currently (Pounds)85,000 (US $140,000) per year, and a performance-related bonus as the subsidiary's board may determine from time to time.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. SEC regulations require officers, directors, and greater-than-10% shareholders to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of the forms we received, or written representations from reporting persons that no forms were required for those persons, we believe that during 1999 our officers, directors, and greater-than-10% beneficial owners complied with all filing requirements that are applicable to them under Section 16(a).

               PROPOSALS FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

     We expect to hold our year 2001 annual meeting of shareholders on or about June 15, 2001. We must receive all proposals of shareholders intended to be presented at the 2001 annual meeting, for inclusion in our proxy statement relating to that meeting, no later than March 31, 2001.

                                  Appendix A
                          ACT Teleconferencing, Inc.
                           Stock Option Plan of 2000
                           -------------------------

                          ACT TELECONFERENCING, INC.
                            2000 STOCK OPTION PLAN


     1. Purpose. The purpose of this 2000 Stock Option Plan (the "Plan") is to promote the interests of ACT TELECONFERENCING, INC., a Colorado corporation (the "Company"), and its shareholders by providing personnel of the Company and any parent or subsidiaries thereof, and any other individuals and entities who provide services to the Company or any parent or subsidiaries in the capacity of non-employee directors or advisors or consultants, with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining personnel of outstanding ability.

     2.   Administration.

          (a) General. This Plan shall be administered by a committee of two or more directors of the Company (the "Committee") appointed by the Company's Board of Directors (the "Board"). If the Board has not appointed a committee to administer this Plan, then the Board shall constitute the Committee. The Committee shall have the power, subject to the limitations contained in this Plan, to fix any terms and conditions for the grant or exercise of any award under this Plan. No director shall serve as a member of the Committee unless such director shall be a "non-employee director" as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor statute or regulation comprehending the same subject matter. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of this Plan, the Committee may from time to time adopt such rules for the administration of this Plan as it deems appropriate. The decision of the Committee on any matter affecting this Plan, or the rights and obligations arising under this Plan or any award granted hereunder, shall be final, conclusive and binding upon all persons, including without limitation the Company, shareholders and optionees.

          (b) Indemnification. To the full extent permitted by law, (i) no member of the Committee or person to whom authority under this Plan is delegated shall be liable for any action, omission or determination taken or made in good faith with respect to this Plan or any award granted hereunder and (ii) the members of the Committee and each person to whom authority under this Plan is delegated shall be entitled to indemnification by the Company against and from any loss incurred by such member or person by reason of any such actions and determinations.

          (c) Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of granting and administering awards granted to persons other than persons who are then subject to the reporting requirements of Section 16 of the Exchange Act ("Section 16 Individuals"). The Chief Executive

Officer of the Company may, in turn, delegate all or a portion of the delegated authority to such other officer or officers of the Company as the Chief Executive Officer may determine.

          (d) Action by Board. Notwithstanding subparagraph 2(a) above, any grant of awards hereunder to any director of the Company who is not an employee of the Company at the time of grant ("Non-Employee Director Award"), and any action taken by the Company with respect to any Non-Employee Director Award, including any amendment thereto, and any acceleration of the vesting of any option constituting a Non-Employee Director Award, any extension of the time within which any option constituting a Non-Employee Director Award may be exercised, any determination pursuant to paragraph 8 relating to the payment of the purchase price of Shares (as defined in paragraph 3 below) subject to an option constituting a Non-Employee Director Award, or any action pursuant to paragraph 9 relating to the payment of withholding taxes, if any, through the use of Shares with respect to a Non-Employee Director Award shall be subject to prior approval by the Board.

     3. Shares. The shares that may be made subject to awards granted under this Plan shall be authorized and unissued shares of Common Stock of the Company, no par value ("Shares," and each individually a "Share"), and they shall not exceed 200,000 Shares in the aggregate, subject to adjustment as provided in paragraph 13, below, except that, if any option lapses or terminates for any reason before such option has been completely exercised, the Shares covered by the unexercised portion of such option may again be made subject to options granted under this Plan. An option may not be exercisable for a fraction of a Share.

     4. Eligible Participants. Options may be granted under this Plan to any employee of the Company, or any parent or subsidiary thereof, including any such person who is also an officer or director of the Company or any parent or subsidiary thereof. Non-statutory stock options (as defined in subparagraph 5(a) below) also may be granted to (i) any employee of the Company, or any parent or subsidiary thereof; (ii) any director of the Company who is not an employee of the Company or any parent or subsidiary thereof; (iii) other individuals or entities who are not employees but who provide services to the Company or a parent or subsidiary thereof in the capacity of an advisor or consultant; and
(iv) any individual or entity that the Company desires to induce to become an employee, advisor or consultant, but any such grant shall be contingent upon such individual or entity becoming employed by the Company or a parent or subsidiary thereof. References herein to "employment" and similar terms (except "employee") shall include the providing of services in the capacity of an advisor or consultant or as a director. The employees and other individuals and entities to whom options may be granted pursuant to this paragraph 4 are referred to herein as "Eligible Participants."

     5.   Terms and Conditions of Options.

          (a) General. Subject to the terms and conditions of this Plan, the Committee may, from time to time during the term of this Plan, grant to such Eligible Participants as the Committee may determine options to purchase such number of Shares of the Company on such terms and conditions as the Committee may determine. In determining the Eligible Participants to whom options shall be granted and the number of Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. The date and time of approval by the Committee of the granting of an option shall be considered the date and the time of the grant of such option. The Committee in its sole discretion may designate whether an option granted to an employee is to be considered an "incentive stock option" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment thereto) or a non-statutory stock option (an option granted under this Plan that is not intended to be an "incentive stock option"). The Committee may grant both incentive stock options and non-statutory stock options to the same employee. However, if an incentive stock option and a non-statutory stock option are awarded simultaneously, such options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one such option affect the right to exercise the other. To the extent that the aggregate Fair Market Value (as defined in paragraph 7 below) of Shares with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as non-statutory stock options. Notwithstanding the foregoing, no incentive stock option may be granted under this Plan unless this Plan is approved by the shareholders of the Company within twelve months after the effective date of this Plan. The maximum number of Shares subject to options that may be granted to any one Eligible Participant under the Plan in any fiscal year of the Company may not exceed 100,000 Shares (subject to adjustment pursuant to paragraph 13 hereof).

          (b) Purchase Price. The purchase price of each Share subject to an option granted pursuant to this paragraph 5 shall be fixed by the Committee, subject, however, to the remainder of this subparagraph 5(b). For non-statutory stock options, such purchase price may be set at any price the Committee may determine; provided, however, that such purchase price shall be not less than 85% of the Fair Market Value of a Share on the date of grant. For incentive stock options, such purchase price shall be no less than 100% of the Fair Market Value of a Share on the date of grant, provided that if such incentive stock option is granted to an employee who owns, or is deemed under Section 424(d) of the Code to own, at the time such option is granted, stock of the Company (or of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Shareholder"), such purchase price shall be no less than 110% of the Fair Market Value of a Share on the date of grant.

          (c) Vesting. Each option agreement provided for in paragraph 6 shall specify when each option granted under this Plan shall become exercisable with respect to the Shares covered by the option. Notwithstanding the provisions of any option agreement provided for in paragraph 6, the Committee may, in its sole discretion, declare at any time that any option granted under this Plan shall be immediately exercisable.

          (d) Termination. Each option granted pursuant to this paragraph 5 shall expire, and all rights to purchase Shares thereunder shall terminate, on the earliest of:

          (i) ten years after the date such option is granted (or in the case of an incentive stock option granted to a 10% Shareholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted;

          (ii) the expiration of the period after the termination of the optionee's employment within which the option is exercisable as specified in paragraph 10(b) or 10(c), whichever is applicable (provided that the Committee may, in any option agreement provided for in paragraph 6 or by Committee action with respect to any outstanding option, extend the periods specified in paragraph 10(b) and 10(c)); or

          (iii) the date, if any, fixed for cancellation pursuant to paragraph 11(c) or 12 below.

     6. Option Agreements. All options granted under this Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, designate whether the options being granted thereunder are non-statutory stock options or incentive stock options.

     7. Fair Market Value. For purposes of this Plan, the "Fair Market Value" of a Share at a specified date shall, unless otherwise expressly provided in this Plan, mean the closing or last sale price of a Share on the date immediately preceding such date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, on the Nasdaq National Market or any similar system then in use or, if Shares are not included in the Nasdaq National Market or any similar system then in use, on the Nasdaq SmallCap Market or any similar system then in use, provided that if the Shares in question are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Share as of the date in question. Notwithstanding anything stated in this paragraph 7, if the applicable securities exchange or system has closed for the day by the time the determination is being made, all references in this paragraph to the date immediately preceding the date in question shall be deemed to be references to the date in question.

     8.   Manner of Exercise of Options.

          (a) General. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its Secretary, of written notice of exercise, specifying the number of Shares with respect to which the option is being exercised and payment of the purchase price of the Shares. The granting of an option to a person shall give such person no rights as a stockholder except as to Shares issued to such person.

          (b) Payment. The consideration to be paid for the Shares, including the method(s) of payment, shall be determined by the Committee (and in the case of an incentive stock option, shall be determined at the time of grant) and may consist entirely of (i) cash (including check, bank draft or money order); (ii) cancellation of indebtedness; (iii) delivery to the Company of unencumbered Shares already owned by the optionee for a period of six months having an aggregate Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised; (iv) authorization of the Company to retain from the total number of Shares as to which the option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised; (v) any combination of the methods of payments described above; or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law. Notwithstanding the foregoing, no person shall be permitted to pay any portion of the purchase price with Shares, or by authorizing the Company to retain Shares upon exercise of the option, if the Committee, in its sole discretion, determines that payment in such manner is undesirable. Except for delivery of a promissory note by an optionee as provided above, the purchase price of the Shares with respect to which an option is being exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, the holder of an option may simultaneously exercise an option and sell all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares.

     9. Tax Withholding. Delivery of Shares upon exercise of any non-statutory stock option granted under this Plan shall be subject to any required withholding taxes. A person exercising a non-statutory stock option may, as a condition precedent to receiving the Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, provide in any option agreement provided for in paragraph 6 (or provide by Committee action with respect to any outstanding option) that a person exercising an option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state, and local income tax liability with respect to income arising from the exercise of the option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the option or through a subsequent return to the Company of Shares delivered to the person exercising the option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares).

     10.  Transferability and Termination of Employment.

          (a) Transferability. During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under this Plan, and no option granted under this Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution or, with respect only to non-statutory stock options, pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that any optionee may transfer a non-statutory stock option granted under this Plan to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the option agreement with respect to such options expressly so provides either at the time of initial grant or by amendment to an outstanding option agreement and (ii) the optionee does not receive any consideration for the transfer. Any options held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such options immediately prior to their transfer and may be exercised by such transferee as and to the extent that such option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable option agreement. For purposes of any provision of this Plan relating to notice to an optionee or to vesting or termination of an option upon the death, disability or termination of employment of an optionee, the references to "optionee" shall mean the original grantee of an option and not any transferee.

          (b) Termination of Employment During Lifetime. During the lifetime of an optionee who is an employee of the Company or any parent or subsidiary thereof at the time of grant of an option, an option granted to such optionee may be exercised only while the optionee is employed by the Company or by a parent or subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that:

          (i) an option shall continue to be exercisable for three months after termination of the optionee's employment but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment;

          (ii) in the case of an optionee who is disabled (as hereinafter defined) while employed, an option shall continue to be exercisable for one year after termination of such optionee's employment; and

          (iii) as to any optionee whose termination occurs following a declaration pursuant to paragraph 12 below, an option may be exercised at any time permitted by such declaration.

          (c) Termination Upon Death. With respect to an optionee whose employment terminates by reason of death, any option granted to such optionee may be exercised within one year after the death of such optionee.

          (d) Vesting Upon Disability or Death. In the event of the disability (as hereinafter defined) or death of an optionee, any option granted to such optionee that was not previously exercisable shall become immediately exercisable in full if the disabled or deceased optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date such option was granted and the date of such disability or death. "Disability" of an optionee shall mean any physical or mental incapacitation whereby such optionee is therefore unable for a period of twelve consecutive months or for an aggregate of twelve months in any twenty-four consecutive month period to perform his or her duties for the Company or any parent or subsidiary thereof. "Disabled," with respect to any optionee, shall mean that such optionee has incurred a Disability.

          (e) Transfers and Leaves of Absence. Neither the transfer of employment of a person to whom an option is granted between any combination of the Company, a parent corporation or a subsidiary thereof, nor a leave of absence granted to such person and approved by the Committee, shall be deemed a termination of employment for purposes of this Plan. The terms "parent" or "parent corporation" and "subsidiary" as used in this Plan shall have the meaning ascribed to "parent corporation" and "subsidiary corporation", respectively, in Sections 424(e) and (f) of the Code.

          (f) Right to Terminate Employment. Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall confer upon any optionee any right to continued employment by the Company or any parent or subsidiary of the Company or limit in any way the right of the Company or any such parent or subsidiary to terminate such optionee's employment at any time.

          (g) Expiration Date. In no event shall any option be exercisable at any time after the time it shall have expired in accordance with paragraph 5(d) of this Plan. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

     11. Change in Control. For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

          (a)  Definition.

          (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities"), provided, however, that the following shall not constitute a Change in Control pursuant to this paragraph (a)(1):

     (A) any acquisition of Shares or Voting Securities of the Company directly from the Company;

     (B) any acquisition or beneficial ownership by the Company or a subsidiary;

     (C) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries;

     (D) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 70% of both the combined voting power of the Company's then outstanding Voting Securities and the Shares of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Shares of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Shares, as the case may be, immediately prior to such acquisition;

          (2) A majority of the members of the Board of Directors of the Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

          (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company, or a statutory exchange of outstanding Voting Securities of the Company, unless, immediately following such reorganization, merger, consolidation, or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Shares of the Company immediately prior to such reorganization, merger, consolidation, or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation, or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Shares of the Company, as the case may be; or

          (4) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or (y) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Shares of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Shares of the Company, as the case may be.

          (b) Acceleration of Vesting. Notwithstanding anything in any option agreement referred to in subparagraph 5(c) above to the contrary, if a Change in Control of the Company shall occur, then, without any action by the Committee or the Board, each option granted under this Plan and not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full and shall remain exercisable during the remaining term of the option.

          (c) Cash Payment. If a Change in Control of the Company shall occur, then, so long as a majority of the members of the Board are Continuing Directors, the Committee, in its sole discretion, and without the consent of the holder of any option affected thereby, may determine that some or all outstanding options shall be cancelled as of the effective date of any such Change in Control and that the holder or holders of such cancelled options shall receive, with respect to some or all of the Common Shares subject to such options, as of the date of such cancellation, cash in an amount, for each Share subject to an option, equal to the excess of the per Share Fair Market Value of such Shares immediately prior to such Change in Control of the Company over the exercise price per Share of such options.

     12. Dissolution, Liquidation, Merger. In the event of (a) the proposed dissolution or liquidation of the Company, (b) a proposed sale of substantially all of the assets of the Company or (c) a proposed merger, consolidation of the Company with or into any other entity, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange with any other entity (the actual effective date of the dissolution, liquidation, sale, merger, consolidation, or exchange being herein called an "Event"), the Committee shall either (i) if the Event is a merger, consolidation, or statutory share exchange, make appropriate provision for the protection of outstanding options granted under this Plan by the substitution, in lieu of such options, of options to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value as of the effective date of such merger, consolidation or statutory share exchange equal to the product of (x) the excess of (A) the Event Proceeds per Share (as hereinafter defined) covered by the option as of such effective date over (B) the exercise price per Share of the Shares subject to such option, times (y) the number of Shares covered by such option, or (ii) declare, at least twenty days prior to the Event, and provide written notice to each optionee of the declaration, that each outstanding option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event). In connection with any declaration pursuant to clause (ii) of the preceding sentence, the Committee may, but shall not be obligated to, cause payment to be made, within twenty days after the Event, in exchange for each cancelled option to each holder of an option that is cancelled, of cash equal to the amount (if any), for each Share covered by the cancelled option, by which the Event Proceeds per Share (as hereinafter defined) exceeds the exercise price per Share covered by such option. At the time of any declaration pursuant to clause (ii) of the first sentence of this paragraph 12, each option that has not previously expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan or been cancelled pursuant to paragraph 11(c) of this Plan shall immediately become exercisable in full and each holder of an option shall have the right, during the period preceding the time of cancellation of the option, to exercise his or her option as to all or any part of the Shares covered by the option. In the event of a declaration pursuant to clause (ii) of the first sentence of this paragraph 12, each outstanding option granted pursuant to this Plan that shall not have been exercised prior to the Event shall be cancelled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 12. Notwithstanding the foregoing, no person holding an option shall be entitled to the payment provided in this paragraph 12 if such option shall have expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan or been cancelled pursuant to paragraph 11(c) of this Plan. In addition, in the event of the proposed dissolution or liquidation of the Company, the Committee may provide that any Company repurchase option applicable to the Shares shall lapse as to all such Shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner provided. For purposes of this paragraph 12, "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Event.

     13. Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of any holder of an option, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under this Plan and, in order to prevent dilution or enlargement of rights of participants in this Plan, the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

     14. Substitute Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or any parent or subsidiary thereof, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be permitted which affects the status of any such substitute option as an incentive stock option.

     15.  Compliance With Legal Requirements.

          (a) General. No certificate for Shares distributable under this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, and the Exchange Act.

          (b) Rule 16b-3. With respect to Section 16 Individuals, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     16. Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of Colorado, without regard to the conflicts of law provisions thereof, and construed accordingly.

     17. Amendment and Discontinuance of Plan. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that no amendment to this Plan shall, without the consent of the holder of the option, alter or impair any option previously granted under this Plan. To the extent considered necessary to comply with applicable provisions of the Code, any such amendments to this Plan may be made subject to approval by the shareholders of the Company.

     18.  Term.

          (a)  Effective Date. This Plan shall be effective as of June 15, 2000.

          (b) Termination. This Plan shall remain in effect until all Shares subject to it are distributed or this Plan is terminated under paragraph 18 above. No award of an incentive stock option shall be made under this Plan more than ten years after the effective date of this Plan (or such other limit as may be required by the Code) if such limitation is necessary to qualify the option as an incentive stock option.

                                     PROXY
                                     -----

                          ACT Teleconferencing, Inc.
                        Annual Meeting of Shareholders
                                 June 15, 1999

         This proxy is solicited on behalf of the board of directors.

     The undersigned shareholder of ACT Teleconferencing, Inc. acknowledges receipt of the notice of annual meeting and proxy statement, each dated May 15, 2000, and appoints Ronald J. Bach and Gavin J. Thomson as proxies and attorney-in-fact, each with the full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of common stock, no par value, of ACT Teleconferencing, Inc., the undersigned holds of record as of April 14, 2000, at the annual meeting of shareholders to be held on June 15, 2000 at ACT Teleconferencing, Inc., 1658 Cole Boulevard, Suite 130, Golden, Colorado, 80401, United States, and at any postponement or adjournment of the annual meeting.

     Any shareholder completing this proxy that fails to mark one of the boxes for the proposal will be deemed to have given the proxy holders complete discretion in voting his, her, or its shares on the proposal at the annual meeting. If no mark is made, this proxy will be voted FOR each proposal. If a box is marked, your shares shall be voted according to your instructions.

     The board of directors recommends a vote FOR each of the directors listed below and a vote FOR the other proposals.

     A. Election of James F. Seifert as a class II director to serve until the 2003 annual meeting of shareholders or until his successor is elected and qualified.

          [_] For           [_] Withhold Authority

     B.   Approval of the Stock Option Plan of 2000.

          [_] For           [_] Against              [_] Abstain

     C. Ratification of the appointment of Ernst & Young LLP as our independent accountants for the year ending December 31, 2000.

          [_] For           [_] Against              [_] Abstain

     D. In their discretion, the proxies are authorized to vote upon any other business as may properly come before the annual meeting and any postponement or adjournment of the annual meeting.

          [_] For           [_] Against              [_] Abstain

     Please sign exactly as your name appears on your stock certificate. If joint tenants hold the shares, both should sign personally. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or another fiduciary capacity, please give your full title. If signing on behalf of a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date Signed: ____________, 2000


                                       _________________________________________
                                       Number of Shares Owned


                                       _________________________________________
                                       Print Name(s) of shareholder(s)


                                       _________________________________________
                                       Signature (all joint tenants must sign)


                                       _________________________________________
                                       Signature of joint tenant (if applicable)


                                       _________________________________________
                                       Title (if applicable)